UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2011

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34217	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 20, 2011, Icagen, Inc. (the “Company”) provided an update on its sodium channel program for pain and related disorders which is being conducted in collaboration with Pfizer. The Company and Pfizer have initiated a multiple ascending dose study of the lead compound in the collaboration, which targets the ion channel Nav1.7.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Richard D. Katz
Date: June 20, 2011		Richard D. Katz Executive Vice President, Finance and Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Icagen and Pfizer Initiate Nav1.7 Phase I Multiple Ascending Dose Study” issued by the Company on June 20, 2011